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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                F O R M   8 - K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                December 9, 1997
                         -------------------------------
                                (Date of Report)



                           NATIONAL CITY CORPORATION
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             (Exact name of registrant as specified in its charter)


     Delaware                         1-10074                34-1111088
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(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)              File Number)           Identification No.)

   1900 East Ninth Street, Cleveland, Ohio                      44114
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(Address of principal executive offices)                     (Zip Code)

                                (216) 575-2000
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

              On December 1, 1997, the Registrant issued a Press Release announcing that Registrant and First of America Bank Corporation ("FOA") had entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") providing for a merger of FOA into Registrant. Under the terms of the Merger Agreement, FOA shareholders will receive, in a tax-free exchange, 1.2 shares of Registrant's common stock for each share of FOA common stock. It is intended that the merger will be accounted for as a pooling-of-interests. In connection with the announcement, the boards of directors of both Registrant and FDA have rescinded their respective stock repurchase authorizations.

              Completion of the Merger is subject to certain conditions, including (i) the approval of the shareholders of FOA, (ii) the approval of the stockholders of Registrant, (iii) the approval of the appropriate state and federal bank regulators and other governmental agencies, (iv) the receipt by Registrant and FOA of a letter from Ernst & Young LLP that the transaction contemplated by the Merger Agreement qualifies for pooling-of-interest accounting treatment, (v) the receipt by registrant and FOA of an opinion from Wachtell, Lipton, Rosen & Katz that the merger will be treated for federal tax purposes as a tax free reorganization and (vi) other conditions to closing customary of a transaction of this type.

              Contemporaneously with the execution of the Merger Agreement, Registrant and FOA entered into two option agreements. The first option agreement provides Registrant the right to purchase a number of shares of FOA common stock which when added to FOA common shares already owned by Registrant will equal to 19.9% of FOA's outstanding common stock. The price per share of FOA common stock upon exercise of the option is $58.75. The other option grants to FOA the right to purchase a number of shares of Registrant's common stock equal to 10% of Registrant's outstanding common stock. The price per share of Registrant's common stock upon exercise of the option is $66.75. The options granted under the above stock option agreements are exercisable only upon the occurrence of certain triggering events which are defined

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in the respective option agreement. No triggering event has occurred at this time for either stock option.

              Reference is made to the news release, dated December 1, 1997, a copy of which is filed as Exhibit 99.1 to this current report on Form 8-K is incorporated herein by reference. Reference is also made to the Agreement and Plan of Merger, dated November 30, 1997, and to the two stock option agreements dated as of November 30, 1997, composite conformed copies of which are filed as exhibits 2.1, 2.2, and 2.3, respectively, to this report on Form 8-K for a complete description of the terms of the merger. The above summary descriptions of the Merger Agreement and the stock option agreements are qualified in their entirety by reference to the text of the documents, which are included as exhibits to this Form 8-K and are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              a)Financial Statements of business acquired:  None.
                -----------------------------------------

              b)Pro forma financial information:  None.
                -------------------------------

              c)Exhibits:
                ---------

                2.1 Agreement and Plan of Merger by and between National City Corporation and First of America Bank Corporation dated as of November 30, 1997.

                2.2 Stock Option Agreement, dated as of November 30, 1997, between National City Corporation (as Grantee) and First of America Bank Corporation (as Issuer).

                2.3 Stock Option Agreement, dated as of November 30, 1997, between National City Corporation (as Issuer) and First of America Bank Corporation (as Grantee).

                99.1 News Release, issued by National City Corporation and First of America Bank Corporation on December 1, 1997.

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                                   SIGNATURES
                                   ----------

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 9, 1997              By /s/ David L. Zoeller
                                         --------------------
                                         David L. Zoeller
                                         Senior Vice President, General Counsel
                                         and Secretary